UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

U.S. GOLD CORP.

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 98901

(800) 557-4550

Dear Shareholder:

On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Shareholders of U.S. Gold Corp (the “Company” or “U.S. Gold Corp.”) to be held the office of Sichenzia Ross Ference Kesner LLP at 1185 Avenue of the Americas, 37th Floor, New York NY 10036 on September 13, 2018 at 9:00 a.m. EST.

The notice of annual meeting and proxy statement accompanying this letter describe the specific business to be acted upon at the meeting.

In addition to the specific matters to be acted upon, there will be an opportunity for questions of general interest to the shareholders.

Your vote is important. Whether or not you plan to attend the meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy card in the envelope provided. Your proxy will be voted at the annual meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from such brokerage firm or other nominee or fiduciary to vote your shares.

If you plan to attend the meeting in person, please respond affirmatively to the request for that information by marking the box on the proxy card. You will be asked to present valid picture identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Sincerely,

Edward Karr
Chairman and Chief Executive Officer

U.S. GOLD CORP

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(800) 557-4550

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Shareholders of U.S. Gold Corp (the “Company” or “U.S. Gold”) to be held at the office of Sichenzia Ross Ference Kesner LLP at 1185 Avenue of the Americas, 37th Floor, New York NY 10036 on September 13, 2018 at 9:00 a.m. EST.

At the annual meeting, we will ask you to:

1.	Elect as directors the nominees named in the proxy statement;
2.	Approve an amendment to the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock at a ratio of not less than 1 for 2 and not more than 1 for 10, within the discretion of the Board of Directors, at any time prior to September 13, 2019;
3.	Approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d);
4.	Hold an advisory vote to approve the compensation of the Company’s executive officers;
5.	Ratify the retention of KBL LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2019; and
6.	Transact such other business as may properly come before the meeting or any adjournments.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees for director named in the proxy statement; FOR the approval to amend the Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s outstanding common stock at a ratio of not less than 1 for 2 and not more than 1 for 10, within the sole discretion of the Board of Directors, at any time prior to September 13, 2019; FOR the approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d); FOR the approval of the compensation of our the Company’s executive officers and FOR the ratification of the retention of KBL LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2019;.

Shareholders of record at the close of business on August 16, 2018, will be entitled to notice of and to vote at the 2018 Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Sincerely,

David Rector
Corporate Secretary

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the meeting.

For information on how to vote your shares, please see the instruction form from your broker or other fiduciary, as applicable, as well as “Information About the 2018 Annual Meeting and Voting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at U.S. Gold Corp, at 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801, telephone number (800) 557-4550.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice (i) our Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as amended, and (ii) a Proxy Statement.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT: https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp

By Order of the Board of Directors,

Sincerely,

David Rector
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on SEPTEMBER 13, 2018 at 9:00 a.m. EST.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and our Annual Report to Shareholders for the fiscal year ended April 30, 2018, as amended, are available at:

https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp

TABLE OF CONTENTS

Information About the 2018 Annual Meeting and Voting	2
Security Ownership of Certain Beneficial Owners and Management	7
PROPOSAL 1 — Election of Directors	8
Information About the Board of Directors and Committees; Corporate Governance	11
Section 16(a) Beneficial Ownership Reporting Compliance	17
Executive Compensation	19
PROPOSAL 2 — Amendment to the Company’s Articles of Incorporation to Implement a Reverse Stock Split of the Company’s Issued and Outstanding Common Stock at a Ratio Within a Range of 1 for 2 to 1 for 10 at any time Prior to September 13, 2019	24
PROPOSAL 3 — The Issuance of Securities in One or More Non-Public Offerings Where the Maximum Discount at Which Securities Offered Will be Equivalent to a Discount of 30% Below Market Price of Our Common Stock in Accordance with Nasdaq Marketplace Rule 5635(d)	31
PROPOSAL 4 — Advisory Vote to Approve the Executive Compensation	32
PROPOSAL 5 — Ratification of the Retention of KBL LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending April 30, 2019	33
Independent Registered Public Accounting Firm Fees and Services	34
Appendices	37

U.S. GOLD CORP

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(800) 557-4550

PROXY STATEMENT FOR ANNUAL MEETING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2018:

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT:

https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp. SHAREHOLDERS CAN REQUEST A COPY OF THE PROXY STATEMENT, ANNUAL REPORT, AND FORM OF PROXY FOR THIS MEETING AND FUTURE MEETINGS BY CALLING (800) 557-4550 OR SENDING AN EMAIL TO ir@usgoldcorp.gold.

This proxy statement provides information that you should read before you vote on the proposals that will be presented to you at the 2018 Annual Meeting of Shareholders of U.S. Gold Corp.

The 2018 Annual Meeting will be held on September 13, 2018, at 9:00 a.m. local time, at the office of Sichenzia Ross Ference Kesner LLP at 1185 Avenue of the Americas, 37th Floor, New York NY 10036.

On or about August 21, 2018, we mailed this proxy statement and our 2018 Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2018 (the “2018 Annual Report”) in paper copy. For information on how to vote your shares of our common stock, see the instructions included on the proxy card, or the instruction form you receive from your broker or other fiduciary, as well as the information under “Information About the 2018 Annual Meeting and Voting” in this proxy statement. Shareholders who, according to our records, owned shares of the Company’s common stock at the close of business on August 16, 2018, will be entitled to vote at the 2018 Annual Meeting.

If you would like to attend the meeting and vote in person, please send an email to ir@usgoldcorp.gold and directions will be provided to you.

1

Information About the 2018 Annual Meeting and Voting

Why am I receiving these proxy materials?

The Board of Directors (“Board”) of U.S. Gold Corp. (“Company” or “U.S. Gold”) is asking for your proxy for use at the 2018 Annual Meeting of Shareholders of the Company, to be held at the office of Sichenzia Ross Ference Kesner LLP at 1185 Avenue of the Americas, 37th Floor, New York NY 10036, on September 13, 2018 at 9:00 a.m. local time, and at any adjournment or postponement of the meeting. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to shareholders of U.S. Gold, a Nevada corporation, in connection with the solicitation of proxies by the Board for use at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”).

Sharing the Same Last Name and Address

We are sending only one copy of our 2018 Annual Report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our 2018 Annual Report and proxy statement mailed to you, or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Corporate Secretary at, 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or call us at (800) 557-4550. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

Who is soliciting my vote?

The Board is soliciting your vote.

When were the enclosed solicitation materials first given to shareholders?

We initially mailed to shareholders of the Company this proxy statement, a proxy card, and our 2018 Annual Report on or about August 21, 2018.

What is the purpose of the meeting?

You will be voting on:

1.	Election of the nominees named in the proxy statement as directors;
2.	Approval to amend the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock at a ratio of not less than of 1 for 2 and not more than 1 for 10 at any time prior to September 13, 2019;
3.	Approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of the Company’s common stock in accordance with Nasdaq Marketplace Rule 5635(d);
4.	Approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement;
5.	Ratification of the appointment of KBL LLP as the independent certified public accountant of the Company for the fiscal year ending April 30, 2019; and
6.	Such other business that is properly presented at the meeting.

2

What are the Board’s recommendations?

The Board recommends a vote:

1.	“FOR” election of the nominees named in the proxy statement as directors;
2.	“FOR” approval to amend the Company’s Articles of Incorporation, to implement a reverse stock split of the Company’s issued and outstanding at a ratio of not less than 1 for 2 and not greater than1 for 10 at any time prior to September 13, 2019;
3.	“FOR” approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of the Company’s common stock in accordance with Nasdaq Marketplace Rule 5635(d);
4.	“FOR” approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement; and
5.	“FOR” ratification of the appointment of KBL LLP as the Company’s independent certified public accountants of the Company for the fiscal year ending April 30, 2019.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock at the close of business on August 16, 2018 (the “record date”) will be entitled to vote at the meeting. Each share of common stock has one vote. There were 17,628,927 shares of common stock outstanding on the record date.

What is a quorum of shareholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If a majority of the shares outstanding and entitled to vote on the record date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. Since there were 17,628,927 shares of common stock outstanding entitled to vote on August 16, 2018 the presence of holders of 8,814,464 shares will represent a quorum. We must have a quorum to conduct the meeting.

How many votes does it take to pass each matter?

Proposal 1: Election of Directors	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment to the Company’s Articles of Incorporation to Implement a Reverse Stock Split	The affirmative vote of a majority of the votes outstanding as of the record date is required to approve the amendment to the Company’s Articles of Incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

3

Proposal 3: Issuance of securities in non-public offering with a maximum discount of 30% below market price of the Company’s common stock	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 4: Advisory Vote to Approve the Compensation of the Company’s Executive Officers	The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 5: Ratification of the Appointment of KBL LLP as the Company’s Independent Public Accountant for the Fiscal Year Ending April 30, 2019	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of KBL LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2019, the Audit Committee of the Board may reconsider its appointment.

Who can attend the meeting?

All shareholders as of August 16, 2018, or their duly appointed proxies, may attend the meeting.

What do I need to attend the meeting?

In order to be admitted to the meeting, a shareholder must present proof of ownership of common stock as of the record date. If your shares are held in the name of a broker, bank, custodian, nominee, or other record holder (“street name”), you must obtain a proxy, executed in your favor, from the holder of record (that is, your broker, bank, custodian, or nominee) to be able to vote at the meeting. You will also be required to present a form of photo identification, such as a driver’s license.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask shareholders to instruct the proxy how to vote so that all common shares may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.

4

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●

In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

1.	“FOR” election of the nominees named in the proxy statement as directors;

2	“FOR” approval to amend the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock at a ratio of not less than 1 for 2 and not greater than1 for 10 at any time prior to September 13, 2019;

3	“FOR” approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d);

4.	“FOR” approval, in an advisory vote, of the compensation of the Company’s executive officers as disclosed in the proxy statement; and

5.	“FOR” ratification of the appointment of KBL LLP as the independent certified public accountant of the Company for the fiscal year ending April 30, 2019.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

5

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held in a brokerage account, you will receive from your broker a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to provide voting instructions by telephone or by the internet. Brokerage firms have the authority under NASDAQ rules to vote their clients’ unvoted shares on certain routine matters.

The following matters are considered a routine matter under the rules of the NASDAQ. Therefore, if you do not vote on these proposals, your brokerage firm may choose to vote for you or leave your shares unvoted on this proposal:

●	Proposal 5: Ratification of the appointment of our independent registered public accounting firm.

NASDAQ rules, however, do not permit brokerage firms to vote their clients’ unvoted shares in:

●	Proposal 1: Election of directors;
●	Proposal 2: Approval to amend the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock at a ratio within a range of 1 for 2 to 1 for 10 at any time prior to September 13, 2019;
●	Proposal 3: Approval to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d); and
●	Proposal 4: Advisory vote to approve the compensation of the Company’s executive officers.

Therefore, if you do not vote on these proposals, your shares will remain unvoted on those proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on those proposals.

What does it mean if I receive more than one proxy card or instruction form?

If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker or other nominee or fiduciary or you may hold your shares in different ways or in multiple names (e.g., joint tenancy, trusts, and custodial accounts). Please vote all of your shares.

How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.	Delivering another proxy card or voter instruction form to U.S. Gold Corp., ATTN: Corporate Secretary, 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked;
2.	You may complete and send in another proxy card or voting instruction form with a later date; and
3.	You may attend the meeting and vote in person.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the meeting and voting in person.

Proposals to be Presented at the Annual Meeting

We will present five proposals at the meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

6

PROPOSALS OF SECURITY HOLDERS AT 2019 ANNUAL MEETING

Any shareholder wishing to present a proposal which is intended to be presented at the 2019 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than June 15, 2019, such date being ninety (90) days prior to the first anniversary of the 2018 Annual Meeting. It is suggested that any proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2018, as amended, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any shareholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Chief Financial Officer, U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of August 16, 2018, the number of and percent of the Company’s common stock beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers; (3) our directors and executive officers as a group; and (4) persons or groups known by us to own beneficially 5% or more of our voting securities. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned and addresses are c/o U.S. Gold Corp., 1910 E., Idaho Street, Suite 102-Box 604, Elko, NV 89801

	Amount and Nature of Beneficial Ownership (1,2,3)
Name of Beneficial Owner	Number	Percent
Edward M. Karr(4)	695,540	3.92%

Robert J. DelAversano(5)	12,500	*

Timothy M. Janke(6)	46,987	*

James Dale Davidson(7)	26,154	*

John N. Braca(8)	26,154	*

David Rector(9)	280,500	1.59

Andrew Kaplan(10)	43,000	*

David Mathewson(11)	644,128	3.62

Directors and Executive Officers as a group (8 persons)	1,774,963	9.82%

5% or Greater Shareholders	-	-

* Less than 1%.

7

(1) The number of shares has been adjusted to reflect the reverse 1-for-4 stock split effective May 8, 2017.

(2) On August 16, 2018 17,628,927 shares of common stock were outstanding.

(3) Beneficial ownership includes all stock options and restricted awards held by a shareholder that are currently exercisable or exercisable within 60 days of August 16, 2018.

(4) Includes options to purchase 125,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 375,000 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(5) Includes options to purchase 12,500 shares of common stock at an exercise price of $1.49 per share. Does not include options to purchase 37,500 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(6) Includes options to purchase 25,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 25,000 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(7) Includes options to purchase 25,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 25,000 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(8) Includes options to purchase 25,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 25,000 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(9) Includes options to purchase 62,500 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 187,500 shares of common stock that are not exercisable within 60 days of August 16, 2018

(10) Includes options to purchase 25,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 25,000 shares of common stock that are not exercisable within 60 days of August 16, 2018.

(11) Includes options to purchase 146,979 shares of common stock at an exercise price ranging from $1.47 to $3.60 per share. Does not include options to purchase 93,750 shares of common stock that are not exercisable within 60 days of August 16, 2018

Beneficial Owners

As of August 16, 2018 no person or entity is known to the Company to beneficially own more than 5% of the Company’s common stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board currently consists of five members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of five directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Shareholders and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the five (5) persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

8

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Principal Occupation	Director Since
Edward Karr	48	Chairman and Chief Executive Officer	2015
Tim Janke	66	Director	2017
James Dale Davidson	71	Director	2017
John N. Braca	60	Director	2017
Andrew Kaplan	51	Director	2017

The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Nominees Biographies

Edward M. Karr has been serving as a Director of the Company since June 2015, and has been the President and Chief Executive Officer, and a Director of Gold King Corp. since April 2016. Mr. Karr became the President and Chief Executive Officer of the Company on May 23, 2017 and remains a member of the board. Mr. Karr is an international entrepreneur and founder of several investment management companies based in Geneva, Switzerland. In addition, Mr. Karr is a Director of Pershing Gold Corp., an emerging Nevada gold producer, member of the Audit Committee of the Company and a Director and Chair of the Audit Committee of Levon Resources. Mr. Karr previously served on the boards of PolarityTE, Inc. (formerly Majesco Entertainment Company) and Spherix Incorporated. Mr. Karr is a board member and past President of the American International Club of Geneva and Chairman of Republican’s Overseas Switzerland. Mr. Karr has more than 25 years of capital markets experience as an executive manager, financial analyst, money manager and investor. In 2004, Futures Magazine named Mr. Karr as one of the world’s Top Traders. He is a frequent contributor to the financial press. Mr. Karr previously worked for Prudential Securities in the United States. Before his entry into the financial services arena, Mr. Karr was affiliated with the United States Antarctic Program and spent thirteen consecutive months working in the Antarctic, receiving the Antarctic Service Medal for winter over contributions of courage, sacrifice and devotion. Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honours (magna cum laude) from Southern New Hampshire University. Mr. Karr is qualified to serve on our Board because of his global operating and executive management experience; deep knowledge of capital markets; experience in public company accounting, finance, and audit matters as well as his experience in a range of board and committee functions as a member of various boards.

Timoth M. Janke has been serving as a member of the board of directors of Gold King Corp. since April 2016 and became a director of the Company in May 2017. In addition, he has been serving as the Chief Operating Officer of Pershing Gold Corp. since August 2014. Since November 2010, Mr. Janke has been the president of his own consulting business providing mine operating and evaluation services to several mining companies. Beginning in July 2012, he provided consulting services at the Relief Canyon Project advising the Company on mine start-up plans and related activities. From June 2010 to August 2014, Mr. Janke served as Vice President and Chief Operating Officer of Renaissance Gold, Inc. and its predecessor Auex Ventures, Inc. He was General Manager-Projects for Goldcorp Inc. and its predecessor Glamis Gold, Inc. from July 2009 to May 2010, Vice President and General Manager of the Marigold Mine from February 2006 to June 2009, and its Manager of Technical Services from September 2004 to January 2006. Since August 2011, Mr. Janke has served as a director for Renaissance Gold. He is a past Director of both the Nevada Mining Association, and Silverado Area Council Boy Scouts. He has a B.S. in Mining Engineering from the Mackay School of Mines. Mr. Janke is qualified to serve on our Board because of his more than 40 years of engineering and operational experience in the mining industry, and broad range of expertise in mining operations throughout the USA, Canada and Australia.

9

James Dale Davidson has been serving as a member of the board of directors of the Company since May 2017. In addition, he has been a member of S.A.C.S. OF Beaverton LLC since 2015, Founding Director of Vamos Holdings since 2012, Director of Solar Avenir since 2016, Founding Director of Telometrix since 2016, and Founding Managing Member of Goldrock Resources, LLC since 2016. Mr. Davidson first became active in the mining business after his forecast of the collapse of the Soviet Union was born out. After several small successes, Davidson teamed with Richard Moores in 1996 to launch Anatolia Minerals with an initial capital of $800,000. At its peak, the company attained a market cap of $3.5 billion. Davidson, a graduate of Oxford University, has had a successful career as a serial entrepreneur. He is the author of Blood in the Streets: Investment Profits in a World Gone Mad, The Great Reckoning: Protect Yourself in the Coming Depression and The Sovereign Individual (all with Lord William Rees-Mogg) and Brazil is the New America, The Age of Deception, and The Breaking Point. Mr. Davidson qualified to serve on our Board because of his experience in mining operations and corporate governance.

John N. Braca has been serving as a member of the board of directors since May 2017. In addition, he is a financial executive and business partner with a strong track record in portfolio management, venture capital fundraising, as well as financial and operational management. He has served as a director and board observer for life science, technology and development companies over the course of his career. Mr. Braca has also served as an active member of both Audit and Compensation Committees for both public and private companies and has led several of the public companies as the Chairman of the Audit Committee. John N. Braca has been a director of Sevion Therapeutics since October 2003. Since April 2013, Mr. Braca has been the President and sole proprietor of JNB Consulting, which provides strategic business development counsel to biotechnology companies. From August 2010 through April 2013, Mr. Braca had been the executive director controller for Iroko Pharmaceuticals, a privately-held global pharmaceutical company based in Philadelphia. From April 2006 through July 2010, Mr. Braca was the managing director of Fountainhead Venture Group, a healthcare information technology venture fund based in the Philadelphia area, and has been working with both investors and developing companies to establish exit and business development opportunities. From May 2005 through March 2006, Mr. Braca was also consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline. In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership. Prior to joining S.R. One, Mr. Braca held various finance and operating positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University. Mr. Braca is qualified to serve on the Board because of his deep knowledge of financial and operational issues; extensive experience in operational and executive management, deep governance acumen, and strong knowledge of early stage and public companies.

Andrew Kaplan has been serving as a member of the board of directors of the Company since November 2017. In addition, he is a founder of A to B Capital Management, and manages the A to B Capital Special Situations Fund, LP which was launched on January 1, 2009. The fund invests in the small cap sector through private, pre-public and publicly traded companies. In addition, he has been a Vice President of Barry Kaplan Associates for the past 22 years, a leading financial public relations firm for both public and private companies in the US, Canada and abroad. Prior to working at BKA, he had six years’ experience working at major investment banks involved in deal structure, mergers and acquisitions and trading. Mr. Kaplan is a member of the Board of Directors of Riot Blockchain, Inc. (RIOT) and Coral Gold Resources, Ltd. (CLH.V) and a former member of the Board of PolarityTE, Inc. (COOL) and Naked Brand Group (NAKD). He holds a BSBA from the University of Hartford in Finance and Insurance. Mr. Kaplan is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.

Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

10

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF NOMINEES FOR DIRECTOR.

Information about the Board of Directors and Committees

Corporate Governance

Independence of Directors

Our Board is currently comprised of five members, four of whom are independent directors. Mr. Karr is not an independent director.

11

The Board, upon recommendation of the Nominating and Corporate Governance Committee, unanimously determined that each of our four non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that the relationships discussed below were not material. No unusual discounts or terms were extended

Board Leadership Structure

The Board believes that the Company’s shareholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the CEO and chairman, as it deems advisable and in the best interests of the Company and its shareholders.

The independent directors have concluded that the most effective leadership structure for the Company at the present time is for Mr. Karr to serve as both our CEO and Chairman. The Board made this determination in light of Mr. Karr’s experience with the Company, which allows him to bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of the Company’s business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to the Company and its shareholders. The Board believes this structure has served the Company well since July 2017.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. Until July 2017, the Board separated the roles of Chairman and CEO. As part of its ongoing evaluation of the most effective leadership structure for the Company, in July 2017, the independent directors decided to combine the roles of CEO and Chairman, and also appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, senior management of the Company. Mr. Braca currently serves as lead director, and has since July 2017. The independent directors unanimously approved Mr. Braca to be lead director based on his experience knowledge of governance practices, strategic considerations, and the Company’s business interests.

Specific duties of the lead director include:

●	presiding at meetings of the independent directors;
●	serving as a liaison between the chairman and the independent directors;
●	consulting on meeting agendas;
●	working with management to assure that meeting materials are fulfilling the needs of directors;
●	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;
●	calling meetings of the independent directors, including at the request of such directors;
●	presiding at Board meetings when the chairman is not present;
●	working with the independent directors to respond to shareholder inquiries involving the Board; and
●	performing such other duties as the Board may from time to time delegate.

12

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. In 2017, these sessions were led by the lead director.

During the fiscal year ended April 30, 2018, the Board held 6 regular and special meetings, the non-management directors did not hold regular and special executive sessions, the Audit Committee held 4 regular and special meetings, the Compensation Committee held 7 regular and special meetings, and the Nominating and Corporate Governance Committee held 2 regular and special meetings. Each director attended 100% or more of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

The Board of Directors has a process for shareholders to communicate with directors. Shareholders should write to the President at the Company’s mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

Audit Committee Report

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended April 30, 2018, which were audited by Marcum LLP. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letters from the independent public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended April 30, 2018 were compatible with maintaining Marcum LLP’s independence.

Respectfully submitted by the Audit Committee

Messrs. Braca, Kaplan and Davidson

13

BOARD OF DIRECTORS

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The Committee Charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at https://www.usgoldcorp.gold/ by following the link to “Investors” and then to “Corporate Governance.”

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;
●	reviewing the internal audit function, including its independence, plans, and budget;
●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
●	reviewing our internal controls with the independent auditor, the internal auditor, and management;
●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
●	overseeing our financial compliance system; and
●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under Securities and Exchange Commission (“SEC”) rules and the Stock Market Rules. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that John Braca meets the qualifications of an Audit Committee financial expert. The Company’s Audit Committee currently consists of the following members: John Braca, Andrew Kaplan and James Davidson. Mr. Braca serves as Chairman of the Audit Committee.

Compensation Committee

The Compensation Committee was formed in October 2014. Among other things, it is responsible for:

●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
●	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
●	negotiating and overseeing employment agreements with officers and directors; and
●	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Company’s Compensation Committee currently consists of the following members: John Braca, Andrew Kaplan and James Davidson. Mr. Davidson serves as Chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Stock Market Rules.

14

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and Committee Charters;
●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
●	overseeing the Company’s compliance program, including the Code of Ethics and Business Conduct (the “Code” or the “Code of Ethics”); and
●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. The Company’s Nominating and Corporate Governance Committee currently consists of the following members: John Braca, Andrew Kaplan and James Davidson. Mr. Davidson serves as Chairman of the Nominating and Corporate Governance Committee.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Compensation of Non-Employee Directors and Stock Ownership Guidelines

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Until August 2015, non-employee directors received only cash for their service on the Board. Commencing in September 2015, non-employee directors will receive a combination of cash and equity compensation for service on the Board. Directors who are employees of the Company shall receive no additional cash compensation for serving on the Board, but receive equity compensation for service on the Board in alignment with other directors. While the Company does not require directors and officers to own a specific minimum number of shares of the Company’s Common Stock, the Company believes that each director and corporate officer should have a substantial personal investment in the Company.

15

Directors and officers may not engage in short sales or put or call transactions with respect to Company shares. Non-employee directors receive cash compensation of $24,000 per year for their service on our Board. There is no incremental compensation provided for committee chair or lead director roles. Company employees who are also directors receive no additional cash compensation for serving on the Board. Commencing August 2015, all directors (non-employee and employee) began receiving equity awards in addition to cash compensation received for their service.

These arrangements compensate them for their Board responsibilities while aligning their interests with the long-term interests of our shareholders. The Compensation Committee makes recommendations to the Board concerning director compensation under the Company’s equity compensation plans and determines other director compensation arrangements, as appropriate.

Under the Company’s Policy on Insider Information and Insider Trading, which applies to the Company’s directors, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities. The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2018, to each of our directors, current and former:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Edward M. Karr	$6,000	$3,585	$	$-	$9,585
Timothy M. Janke	$25,516	$2,758	$	$1,800	$30,074
John N. Braca	$28,016	$2,758	$	$-	$30,774
James Dale Davidson	$20,516	$2,758	$	$-	$23,274
Andrew Kaplan	$7,158	$3,591	$	$-	$10,749

(1) Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2018 computed in accordance with FASB ASC Topic 718. See Note 6 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended April 30, 2018 for details as to the assumptions used to determine the fair value of the stock awards.

(2) Represents the aggregate grant date fair value for options granted by us in fiscal year 2018 computed in accordance with FASB ASC Topic 718. See Note 6 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended April 30, 2018 for details as to the assumptions used to determine the fair value of the option awards.

(3) Mr. Janke provided consulting services to the Company during the year. The director was paid compensation in the amount of $1,800 during the year ended April 30, 2018.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and Committee Charters can be found on our website at https://www.usgoldcorp.gold/ by following the link to “Investors” and then to “Corporate Governance.”

16

The Nominating and Corporate Governance Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Ethics

The Company’s Code of Ethics which was amended and restated as of August 2017, applies to the Company’s employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our CEO and Chairman, our CFO, and our controller/treasurer. We require that they avoid conflicts of interest, comply with applicable laws, protect Company assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was initially amended and restated in 2014 (and subsequently amended and restated in 2015) to better reflect our expanding global operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. The Code is incorporated herein by reference to the Current Report on Form 8-K filed on August 24, 2017 as Exhibit 14.1 thereto. In addition, the Code is publicly available and can be found on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Governance” and may be reviewed by accessing the Company’s public filings at the SEC’s website at www.sec.gov.

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our CEO and Chairman, CFO, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

U.S. Gold Corp.

c/o Corporate Secretary

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 98901

All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executive officers by identifying reportable transactions of which it is aware and preparing and filing their forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to use by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for the following:

Security Holder	Date of First Transaction	Filing Date
David Mathewson	08/23/2017	08/28/2017
David Mathewson	11/06/2017	11/13/2017
David Mathewson	12/22/2017	04/10/2018
James D. Davidson	12/22/2017	12/29/2017
David Rector	08/23/2017	09/06/2017

17

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer/ Director Since
Edward M. Karr	48	Chief Executive Officer, President and Chairman;	2015
David Rector	71	COO, Secretary	2016
Robert DelAversano	47	Principal Financial and Accounting Officer	2017
David Mathewson	74	VP, Head of Exploration	2016

The biography for Edward Karr is contained in the information disclosures relating to the Company’s nominees for director.

David Rector is the Chief Operating Officer and Corporate Secretary of the Company and has been with the Company since April 2016. In addition, he has been the Chief Executive Officer of Sevion Therapeutics, Inc. since January 2015 and a director since February 2002. Mr. Rector also served as a director of Majesco Entertainment Company (n/k/a PolarityTE, Inc.) from July 2015 to December 2016. Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. Mr. Rector served as a director and member of the compensation and audit committee of the Dallas Gold and Silver Exchange Companies Inc. (formerly Superior Galleries, Inc.) from May 2004 to September 2015. From January 2014 through January 2015, Mr. Rector served on the board of directors of MV Portfolios, Inc. (formerly California Gold Corp.) From November 2012 through January 2014, Mr. Rector has served as the CEO and President of Valor Gold. From February 2012 through January 2013, Mr. Rector has served as the VP Finance & Administration of Pershing Gold Corp. From May 2011 through February 2012, Mr. Rector served as the President of Sagebrush Gold, Ltd. From October 2009 through August 2011, Mr. Rector had served as President and CEO of Li3 Energy, Inc. From July 2009 through May 2011, Mr. Rector had served as President and CEO of Nevada Gold Holdings, Inc. From September 2008 through November 2010, Mr. Rector served as President and CEO Universal Gold Mining Corp. From October 2007 through February 2013, Mr. Rector has served as President and CEO of Standard Drilling, Inc. From May 2004 through December 2006, Mr. Rector had served in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation. Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969.

Robert DelAversano has been the Principal Financial and Accounting Officer of the Company since December 2017. In addition, he presently serves as Director of Financial Reporting and Taxation of Brio Financial Group, where has worked for the past seven years. He consults with various public companies in financial reporting, internal control development and evaluation, budgeting and forecasting. Prior to joining Brio Financial Group, Mr. DelAversano was a manager at Bartolomei Pucciarelli LLC, where he oversaw the Accounting and Tax practice. Mr. DelAversano holds a Bachelor of Sciences from Rider University.

David Mathewson is Vice President and Head of Exploration of the Company and has been with the Company (and Gold King Corp.) since June 2016. Mr. Mathewson is a geologist-explorer with 35 years of exploration experience in Nevada alone. Notable discoveries made while Head of Newmont Nevada’s Exploration team from 1989 through 2001 include: Tess, Northwest Rain, Saddle and South Emigrant in the Rain mining district. From 1999-2001 Mathewson-led teams made important deposit extension discoveries at Newmont’s Gold Quarry and Mike deposits. Most recently his work at Gold Standard Ventures led to the consolidation of the Railroad-Pinion district and the North Bullion & Bald Mountain discoveries.

18

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or earned by or awarded to our Principal Executive Officer (“PEO”), and the next two highest compensated executive officers for the fiscal year ended April 30, 2018 and April 30, 2017.

(In Dollars)

Name and principal position (1)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Edward M. Karr Chief Executive Officer (PEO)	2018	$250,000	$-	$484,313	$56,330	$-	$-	$-		$790,643
	2017	250,000	-	-	-	-	-	-		250,000
David Rector Chief Operating Officer (COO)	2018	180,000		348,705	28,165					556,870
	2017	180,000		50,000						230,000
David A. Moylan (Former President)	2018	$19,667	$-	$91,095	$-	$-	$-	$495,112	(3)	$605,874
	2017	236,000	-	84,000	-	-	-	10,620		330,620
Anthony M. Lougee Chief Financial Officer (Former CFO)	2018	$60,000	$14,375	$28,765	$-	$-	$-	$224,418	(4)	$327,558
	2017	144,000	1,250	63,000	-	-	-	6,480		214,730
Robert J. DelAversano Principal Financial and Accounting Officer	2018	$-	$-	$-	$12,983	$-	$-	$-		$12,983
	2017	-	-	-	-	-	-	-		-

19

Notes:

(1) All executives have employment agreements with U.S. Gold Corp. A summary follows:

a. Chief Executive Officer, Mr. Edward Karr. On April 12, 2016, USG entered into an employment agreement with Mr. Karr. The initial term of the Agreement is for two years ending on April 30, 2018, with automatic renewals for successive one year terms unless terminated by written notice at least 90 days prior to the expiration of the term. Mr. Karr is to receive a base salary of $250,000 per year, and annual incentive compensation targeted at 100% of base salary.

b. Former President, Mr. David A. Moylan: On June 8, 2017, the Company and David A. Moylan, the Company’s former President and Chief Executive Officer, entered into a separation agreement (the “Moylan Separation Agreement”). Mr. Moylan remains a director of the Company and its wholly owned subsidiary Dataram Memory and remains the President and Chief Executive Officer of Dataram Memory. Mr. Moylan resigned as Chairman of the Board of Directors and as the President and Chief Executive Officer of the Company on May 23, 2017 in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, as amended and restated on July 29, 2016, and further amended and restated on September 14, 2016 and November 28, 2016 with Dataram Acquisition Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“DAS”), USG and Copper King LLC, the principal shareholder of USGNYV pursuant to which USGNV merged (the “Merger”) with and into DAS, with USG surviving the merger as the surviving corporation.

Under the terms of the Moylan Separation Agreement, Mr. Moylan received a severance payment of an aggregate of $494,227. Such severance payment is the sole and exclusive payment by the Company and is in lieu of any and all payments or obligations, including any separation payments under prior agreements between Mr. Moylan and the Company. Also as set forth in the Moylan Separation Agreement, Mr. Moylan will, until terminated by the Company’s Board of Directors at its sole option with two weeks’ notice, serve as the President and Chief Executive Officer of Dataram Memory for a monthly fee of $19,667, payable 90% in common stock of the Company and 10% in cash and provide general consulting and support services to the Company. Mr. Moylan no longer serves in any capacity with the Company or its subsidiaries effective October 31, 2017.

c. Former Chief Financial Officer, Anthony M. Lougee: On June 6, 2017, Anthony Lougee resigned as Chief Financial Officer of the Company pursuant to a Change in Control and Severance Agreement by and between the Company and Mr. Lougee dated July 31, 2015 (the “Lougee Severance Agreement”). Mr. Lougee’s decision to resign did not result from any disagreement with the Company, the Company’s management or the Board of Directors. On June 8, 2017, the Company entered into a separation agreement with Mr. Lougee (the “Lougee Separation Agreement”). Under the terms of the Lougee Separation Agreement, Mr. Lougee received a severance payment of an aggregate of $221,718. Such severance payment is the sole and exclusive payment by the Company and is in lieu of any and all payments or obligations, including any separation payments under prior agreements between Mr. Lougee and the Company, including the Lougee Severance Agreement.

On June 8, 2017, we reappointed Mr. Lougee to serve as our Chief Financial Officer and as the Chief Financial Officer of Dataram Memory and entered into an amended and restated offer letter agreement (the “Employment Agreement”). Mr. Lougee’s compensation shall remain the same as his compensation immediately prior to his resignation: a base salary of $144,000 with additional monthly cash payments of $2,500 through the earliest to occur of (i) his resignation or removal as Chief Financial Officer of the Company or of Dataram Memory or (ii) November 23, 2017. He shall also receive a monthly award of 500 shares of restricted common stock. Mr. Lougee’s employment is on an at-will basis and may be terminated without notice at any time by Mr. Lougee or the Board of Directors. The Employment Agreement cancels and supersedes the Lougee Severance Agreement, the offer letter agreement by and between the Company and Mr. Lougee dated July 31, 2015 and the incentive agreement by and between the Company and Mr. Lougee dated February 7, 2017.

d. Chief Operating Officer and Secretary, David Rector:

The Company’s Chief Operating Officer, and former Chief Financial Officer, Mr. David Rector (“COO”), is employed under an executive employment agreement dated Apri1 14, 2016. The initial term of the agreement is for one year, with automatic renewals for successive one year terms unless terminated by written notice at least 30 days prior to the expiration of the term. Mr. Rector is to receive a base salary of $15,000 per month. The agreement calls for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the board of directors and to be paid in cash, stock, or a combination thereof in the discretion of the board.

20

e. The Company has entered into a consulting agreement with Brio Financial Group, where Robert J. DelAversano serves as the Director of Financial Reporting and Taxation. In connection with this agreement between the Company and Brio Financial Group, Mr. DelAversano acts as the Principal Financial and Accounting Officer of the Company…

On June 27, 2016, the Company entered into an employment agreement with its Chief Geologist, Mr. David Mathewson. The initial term of the agreement is for one year, with automatic renewals for successive one year terms unless terminated by written notice at least 30 days prior to the expiration of the term by either party. Mr. Mathewson is to receive a base salary of $200,000 per year. The base salary shall be payable as follows: (a) 25% of the base salary shall be payable in equal monthly cash installments and (b) the remaining 75% of the base salary shall be payable in equal monthly installments in the form of common stock of the Company. Each installment of common stock shall be issued on the first business day of the months and shall be valued at the market price on the trading day immediately prior to the date of issuance. Market price is the closing bid price on the principal securities exchange or trading market. Mr. Mathewson shall be entitled to receive bonus to be paid in cash, stock, or a combination thereof and equity awards.

(2) The annual bonus for the executives is determined by the Board of Director’s Compensation Committee and subject to annual review and renegotiation. The current bonus targets for each executive as a percentage of base salary are as follows:

a.	President and Chief Executive Officer (CEO): 100%

b.	Chief Operating Officer (CFO): 100%

(3) Includes payments by the Company in the amount of $885 to a plan trustee under the Company’s Savings and Investment Retirement Plan, a 401(k) plan.

(4) Includes payments by the Company in the amount of $2,700 to a plan trustee under the Company’s Savings and Investment Retirement Plan, a 401(k) plan.

EQUITY COMPENSATION PLAN INFORMATION

Grant of Plan-Based Awards in 2018

The Company reserved 1,650,000 shares of its common stock for issuance pursuant to the 2017 Plan. Equity incentive awards play a significant role in the compensation provided to executive officers and employees in the current market. We intend on relying on equity compensation in order to attract and retain key employees, align the interests of our executive officers with those of our shareholders and to provide executive officers and other employees with the opportunity to accumulate retirement income. The 2017 Plan is designed to provide flexibility to meet our need to remain competitive in the marketplace in order to attract and retain executive talent and other key employees. There were 1,300,000 options granted during fiscal year ended April 30, 2018.

Equity Compensation Plan Information (as of April 30, 2018)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	1,300,000	$1.79	350,000
Total	1,300,000		350,000

21

Outstanding Equity Awards at Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended April 30, 2018, to each of the then executive officers and directors named in the Summary Compensation Table.

			Option Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert DelAversano	12,500	37,500	1.49	04/09/2023	-	-
Andrew Kaplan	25,000	25,000	1.47	12/21/2022	9,500	12,920
Edward Karr	125,000	375,000	1.47	12/21/2022	-	-
David Rector	62,500	187,500	1.47	12/21/2022	-	-
Timothy M. Janke	25,000	25,000	1.47	12/21/2022	-	-
James Dale Davidson	25,000	25,000	1.47	12/21/2022	-	-
John N. Braca	25,000	25,000	1.47	12/21/2022	-	-

The following table represents stock options that have been exercised and restricted stock awards that have vested as of April 30, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)
Edward Karr	-	-	232,518	487,898
David Rector	-	-	166,333	348,705
Timothy M. Janke	-	-	1,154	2,758
James Dale Davidson	-	-	1,154	2,758
John N. Braca	-	-	1,154	2,758
Andrew Kaplan	-	-	2,500	3,591
Anthony M. Lougee	-	-	12,500	28,765
David A. Moylan	-	-	49,579	94,680

22

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

Described below are any transactions during the fiscal year ended April 30, 2018 and 2017 and any currently proposed transactions to which the Company was a party in which:

●	The amounts involved exceeded or will exceed the lower of either $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

●	A director, executive officer, holder of more than 5% of the outstanding capital stock of the Company, or any member of such person’s immediate family had or will have a direct or indirect material interest.

Apart from any transactions disclosed herein, no such transaction was entered into with any director or executive officer during the last two fiscal years. Such transactions were entered into and will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics, which are available on the Company’s website.

For the fiscal year ended April 30, 2018, the Company entered into the following transactions.

●	Accounts payable to related party as of April 30, 2018 and April 30, 2017 was $2,431 and was reflected as accounts payable. The related party is the managing partner of Copper King LLC who was a principal stockholder of Gold King.

●	In August 2017, the Company closed on a transaction under a purchase and sale agreement executed in June 2017 with Nevada Gold and U.S. Gold Acquisition Corporation pursuant to which Nevada Gold sold and U.S. Gold Acquisition Corporation purchased all right, title and interest in the Gold Bar North Property, a gold development project located in Eureka County, Nevada. The purchase price for the Gold Bar North Property was: (a) cash payment in the amount of $20,479 which was paid in August 2017 and (b) 15,000 shares of common stock of the Company which were issued in August 2017. Mr. David Mathewson, the Company’s Chief Geologist, is a member of Nevada Gold. Gold Bar North consists of 49 unpatented lode mining claims situated in Eureka County, Nevada.

●	Mr. Janke provided consulting services to the Company during the year ended April 30, 2018. He was paid compensation in the amount of $1,800 for such consulting services.

For the fiscal year ended April 30, 2017, the Company entered into the following transactions:

●	Mr. Janke provided consulting services to the Company during the year ended April 30, 2017. He was paid compensation in the amount of $3,600 for such consulting services.

●	On June 13, 2016, the Company entered into an Agreement and Plan of Merger, as amended and restated on July 29, 2016, and further amended and restated on September 14, 2016 and November 28, 2016, with Dataram Acquisition Sub, Inc., a Nevada corporation and our wholly-owned subsidiary, USG and Copper King LLC, the principal shareholder of USG On May 23, 2017, the Company closed the transactions contemplated under the Merger Agreement and filed Articles of Merger with the State of Nevada, pursuant to which USG was merged with and into DAS, with USG surviving the merger as the surviving corporation and wholly-owned subsidiary of the Company. Edward Karr is a member of the Board of Directors of the Company and the President, Chief Executive Officer and a member of the Board of Directors of USG and, upon consummation of the Merger, became the Chief Executive Officer of the Company.

23

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO WITHIN A RANGE OF 1 FOR 2 TO 1 FOR 10 AT ANY TIME PRIOR TO SEPTEMBER 13, 2019

General

The Board has approved and is seeking stockholder approval of an amendment to the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock, at a ratio within the range of 1 for 2 to 1 for 10 at any time prior to September 13, 2019. While the approval of this proposal will give the Board the discretion to implement a reverse stock split of the Company’s issued and outstanding common stock, it currently does not have any plans to do so.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Articles of Incorporation, in the form attached hereto as Appendix A (the “Reverse Stock Split Amendment”), with the Nevada Secretary of State; provided that the text set forth in Appendix A is subject to such changes as may be required by the Nevada Secretary of State or as the Board deems reasonably necessary and advisable to implement the reverse stock split. If the amendment to the Articles of Incorporation has not been filed with the Nevada Secretary of State by the close of business on September 13, 2019, the Board will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Articles of Incorporation, which is 200,000,000, or the number of authorized shares of preferred stock, which is 50,000,000. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on the Nasdaq Capital Market (“NASDAQ”).

Our common stock is currently listed on NASDAQ. There are a number of continued listing requirements that we must satisfy in order to maintain our listing on NASDAQ, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). A reverse stock split may help us to maintain our listing on NASDAQ in the event the stock price declines and the Company no longer satisfies the NASDAQ minimum bid price continued listing requirement or permit us to satisfy the minimum bid price of the initial listing requirements of NASDAQ if the Company had to re-apply for listing should the Company pursue a strategic transaction that falls under NASDAQ Marketplace Rule 4330(f).

We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

24

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1 for 2 and not more than 1 for 10, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors, including:

●	the historical and projected performance of our common stock;
●	prevailing market conditions;
●	general economic and other related conditions prevailing in our industry and in the marketplace;
●	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on the NASDAQ;
●	our capitalization (including the number of shares of common stock issued and outstanding);
●	the prevailing trading price for our common stock and the volume levels thereof; and
●	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. As of August 16, 2018, we had 17,628,927 shares of common stock issued and outstanding and 182,371,073 shares of common stock that were authorized but unissued. At August 16, 2018, we had reserved 3,196,317 shares for future issuance, consisting of (i) 1,702,359 shares of common stock potentially issuable upon exercise of outstanding warrants and (ii) 1,493,958 shares of common stock potentially issuable upon exercise of outstanding stock options. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1 for 5 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 5.

25

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 5 reverse stock split, then for every 5 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock, which shall remain at $.001 per share.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on 17,628,927 shares of common stock issued and outstanding as of August 16, 2018 and 3,196,317 shares reserved for future issuance as of August 16, 2018.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	200,000,000	8,814,464	1,598,159	189,587,378
1-for-3	200,000,000	5,876,309	1,065,439	193,058,252
1-for-4	200,000,000	4,407,232	799,079	194,793,689
1-for-5	200,000,000	3,525,785	639,263	195,834,951
1-for-6	200,000,000	2,938,155	532,720	196,529,126
1-for-7	200,000,000	2,518,418	456,617	197,024,965
1-for-8	200,000,000	2,203,616	399,540	197,396,845
1-for-9	200,000,000	1,958,770	355,146	197,686,084
1-for-10	200,000,000	1,762,893	319,632	197,917,476

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Marketplace Rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, executive officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

26

●	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

●	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

●	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline

●	One of the purposes for the proposed reverse stock split is to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on the NASDAQ by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Articles of Incorporation is filed with the Nevada Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

27

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Articles of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Nevada Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

28

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

●	banks, financial institutions, thrifts, mutual funds or trusts;
●	tax-exempt organizations;
●	insurance companies;
●	dealers in securities or foreign currency;
●	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;
●	foreign or United States expatriate stockholders;
●	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;
●	controlled foreign corporations;
●	stockholders with a functional currency other than the U.S. dollar;
●	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;
●	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;
●	common trusts;
●	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;
●	partnerships or other pass-through entities or investors in such entities;
●	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;
●	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or,
●	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

29

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

●	A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.
●	A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder’s tax basis allocated to fractional share interests).
●	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.
●	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE FILING OF THE CERTIFICATE AMENDMENT WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

30

PROPOSAL 3 - APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets. While the approval of this proposal will give the Company the opportunity raise additional capital in accordance with Nasdaq Marketplace Rule 5635(d) it does not have any current plans to raise additional funds as of the date this proxy was mailed to shareholders.

We hereby submit this Proposal 3 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 40,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);
●	The total aggregate consideration will not exceed $10 million;
●	The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 30% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;
●	Such offerings will occur, if at all, on or before September 13, 2019; and
●	Such other terms as the Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 40,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

31

PROPOSAL 4 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholders vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the shareholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2018 Proxy Statement, as such compensation is disclosed in the Company’s 2018 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ADVISORY APPROVAL OF THE COMPENSATION OF THE EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT.

32

PROPOSAL 5 – RATIFY THE RETENTION OF KBL LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING APRIL 30, 2019

The Audit Committee has appointed KBL LLP (“KBL”), independent public accountant, to audit our financial statements for the fiscal year ending April 30, 2019. A representative of KBL is not expected to be present in person but will attend telephonically at the 2018 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2018, and the audit of the Company’s internal control over financial reporting as of April 30, 2018. On August 3, 2018 the Company dismissed Marcum as its independent registered public accounting firm. The dismissal of Marcum was approved by the Company’s Board of Directors and its Audit Committee on August 3, 2018. The report of Marcum on the Company’s financial statements for the fiscal years ended April 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty audit scope or accounting principles. During the Company’s prior two fiscal years and during the subsequent interim period through August 3, 2018 there were no disagreements as defined in Item 304 of Regulation S-K with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Further, during the two prior fiscal years and during the subsequent interim period through August 3, 2018, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

33

On August 3, 2018, the Company engaged KBL, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as its independent registered public accounting firm. During the Company’s two most recent fiscal years, and the subsequent interim period through August 3, 2018 neither the Company nor anyone on the Company’s behalf consulted KBL regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s former independent accounting firm Marcum LLP:

	2018	2017
Audit Fees (1)	$128,289	$202,225
Audit Related Fees(2)	29,870	57,000
Tax Fees	-	-
Other Fees	-	-
Total fees	$158,159	$259,225

(1) Audit Fees: Audit fees paid to Marcum LLP and for professional services associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, consultations concerning financial accounting and reporting standards, and regulatory filings.

(2) Audit related fees: in 2018 $29,870 was paid to Marcum LLP related to comfort letters and in 2017 $57,000 was paid to Marcum LLP for merger related services primarily associated with the review of the merger documents and related filings.

34

During the Company’s two most recent fiscal years, and the subsequent interim period through August 3, 2018, the Company did not pay any fees to KBL for audit or audit-related services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is required to pre-approve the engagement of KBL to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by KBL comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by KBL. The Audit Committee pre-approved all audit, audit-related, tax and other services which were provided by Marcum for the two most recently completed fiscal years.

We understand the need for KBL to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of KBL, the Audit Committee has restricted the non-audit services that KBL may provide to us primarily to tax services.

No Appraisal Rights

Under the Nevada Revised Statutes, our shareholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of KBL as our independent public accountant, and we will not independently provide our shareholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of KBL LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2019, the Audit Committee of the Board may reconsider its appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” RATIFYING THE RETENTION OF KBL LLP AS INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2019.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

35

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the disclosure in this proxy statement for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as amended, as filed with the SEC (other than exhibits thereto), which provides additional information about the Company, is available to beneficial owners of our common stock without charge upon written request to: U.S. Gold, Attention: Secretary, at 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at https://ir.usgoldcorp.gold/sec-filing.

36

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: U.S. Gold Corp.

2.	The following amendments to the Articles of Incorporation, as amended, were approved by the directors and thereafter duly adopted by the shareholders of the corporation on the __ day of __, __.

3.	The number of shares outstanding at the time of the adoption of the amendment was: __ shares. The total number of shares entitled to vote thereon was: __ shares of Common Stock.

4.	Resolved that Article III is hereby amended and restated as follows:

“3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue is two hundred fifty million (250,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

3.02 Common Stock. The total number of authorized shares of Common Stock shall be two hundred million (200,000,000) shares with par value of $0.001 per share.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Articles of Incorporation, as amended, each __ (__) shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the holder shall be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of the Company’s Common Stock on the business day immediately preceding the effective date of the Reverse Stock Split as reported on the NASDAQ Capital Market by (ii) the number of shares of the Company’s Common Stock held by the shareholder that would otherwise have been exchanged for the fractional share interest. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

3.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be fifty million (50,000,000) shares with par value of $0.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

37

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.”

5.	The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is at least 51%.

6.	This Certificate of Amendment shall become effective at __ on __, __.

Dated this __ day of __, __	By:
Name:
Title:

38

U. S. GOLD CORP.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on September 12, 2018. Have your proxy card in hand when you access th website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

U. S. GOLD CORP.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 5

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors
Nominees:

	For	Withhold
1a. Edward M. Karr	▢	▢
1b. Timothy M. Janke	▢	▢
1c. James Dale Davidson	▢	▢
1d. John N. Braca	▢	▢
1e. Andrew Kaplan	▢	▢

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES